UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2014

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the April 16, 2014 Annual Stockholders Meeting, the stockholders of Waddell & Reed Financial, Inc. (the “Company”)  approved an amendment and restatement of the Company’s 2003 Executive Incentive Plan, as amended and restated (the “Plan”) to (a) increase the individual annual limits with respect to awards, (b) extend the term of the Plan to December 31, 2019, and (c) resubmit for stockholder approval the eligible employees and business criteria under the Plan for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.

ITEM 5.07                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 16, 2014, the Company held its 2014 Annual Meeting of Stockholders.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the SEC on February 28, 2014.  The results of the stockholder vote are as follows:

Proposal 1 — Election of Directors

The following individuals were elected to serve as Class I directors to hold office until the 2017 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Non-Votes

Sharilyn S. Gasaway	73,087,764	1,358,377	3,766,059
Alan W. Kosloff	72,906,252	1,539,871	3,766,059
Jerry W. Walton	72,624,755	1,821,386	3,766,059

Proposal 2 — Advisory Vote on Executive Compensation

The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers as described pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, the compensation tables and the narrative discussion.

For	Against	Abstain	Non-Votes

69,777,338	3,212,962	1,455,841	3,766,059

Proposal 3 — Approval of the Amendment and Restatement of the 2003 Executive Incentive Plan

The stockholders approved the amendment and restatement of the Company’s 2003 Executive Incentive Plan, as amended and restated, to (a) increase the individual annual limits with respect to awards, (b) extend the term of the Plan to December 31, 2019, and (c) resubmit for stockholder approval the eligible employees and business criteria under the Plan for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.

For	Against	Abstain	Non-Votes

71,330,954	1,952,806	1,162,381	3,766,059

Proposal 4 — Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2014

The stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the 2014 fiscal year.

For	Against	Abstain

77,388,924	804,880	18,396

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

10.1                        Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: April 17, 2014	By:	/s/ Brent K. Bloss
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Waddell & Reed Financial, Inc. 2003 Executive Incentive Plan, as amended and restated.